Exhibit 99.2

TRANSDIGM GROUP ANNOUNCES COMPLETION
OF SECONDARY OFFERING OF COMMON STOCK
AND EXERCISE OF OVER-ALLOTMENT OPTION

CLEVELAND, May 25/PRNewswire-FirstCall/ — TransDigm Group Incorporated (NYSE: TDG), a leading global designer, producer and supplier of highly engineered aircraft components, today announced the completion of the secondary offering of 11,500,000 shares of its common stock (including shares of common stock sold in connection with the exercise of the underwriters’ over-allotment option) at $35.25 per share.  All of the shares of common stock were sold by stockholders of TransDigm Group, including members of senior management and an entity controlled by Warburg Pincus Private Equity VIII, L.P.  TransDigm Group did not receive any proceeds from the offering of the shares of common stock.  In connection with the closing of the offering, the underwriters exercised in full the over-allotment option granted to them by the selling stockholders.

Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and Lehman Brothers Inc. acted as joint lead bookrunners for the offering and UBS Investment Bank acted as a co-manager for the offering.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, and there shall not be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.  A copy of the final prospectus relating to the offering may be obtained from: Credit Suisse, Prospectus Department, One Madison Avenue, New York, NY 10010 (telephone: 212-325-2580) or by faxing requests to 212-325-8057; Banc of America Securities LLC, Capital Markets Operations, 100 West 33rd Street, 3rd Floor, New York, NY 10001 or by emailing dg.prospectus_distribution@bofasecurities.com; or Lehman Brothers Inc., care of Qiana Smith, Broadridge, 1155 Long Island Avenue, Edgewood, NY 11717, (telephone: 631-274-2635), by faxing requests to 631-254-7268, or by emailing Qiana.Smith@Broadridge.com.

About TransDigm Group

TransDigm Group, through its wholly-owned subsidiaries, including TransDigm Inc., is a leading global designer, producer and supplier of highly engineered aircraft components for use on nearly all commercial and military aircraft in service today.  Major product offerings, substantially all of which are ultimately provided to end-users in the aerospace industry, include ignition systems and components, gear pumps, mechanical/electro-mechanical actuators and controls, NiCad batteries/chargers, power conditioning devices, hold-open rods and locking devices, engineered connectors, engineered latches and cockpit security devices, lavatory hardware and components, specialized AC/DC electric motors, aircraft audio systems, specialized cockpit displays and specialized valving.

Safe Harbor for Forward-Looking and Cautionary Statements

Statements in this press release which are not historical facts are forward-looking statements under the provisions of the Private Securities Litigation Reform Act of 1995, including expectations of future performance, profitability, growth and earnings.  All statements other than statements of historical fact that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward- looking statements.  We have identified some of these forward-looking statements with words like “believe,” “may,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate” or “continue” and other words and terms of similar meaning.  All forward-looking statements involve risks and uncertainties which could affect TransDigm Group’s actual results and could cause its actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, TransDigm Group.  These risks and uncertainties include but are not limited to: future terrorist attacks; a decrease in flight hours and our customers’ profitability, both of which are impacted by general economic conditions; our substantial indebtedness; our reliance on certain customers; our fixed price contracts; the U.S. defense budget and risks associated with being a government supplier; failure to maintain government or industry approvals; the pricing review to which certain of our divisions and subsidiaries have been subject; failure to complete or successfully integrate acquisitions; future sales of common stock in the market caused by the substantial amount of stock held by affiliates; and other factors.  Further information regarding the important factors that could cause actual results to differ materially from projected results can be found in TransDigm Group’s Registration Statement on Form S-3 that has been declared effective by the Securities and Exchange Commission and in the other reports that TransDigm Group has filed with the Securities and Exchange Commission.  Except as required by law, TransDigm Group undertakes no obligation to revise or update the forward-looking statements contained in this press release.

Contact:	Sean Maroney
Investor Relations
(216) 706-2945
ir@transdigm.com